EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is intended to accompany the Quarterly Report on Form 10-QSB for the period ending June 30, 2004 of REIT Americas, Inc., formerly known as Healthcare Investors of America, Inc., (the "Company") as filed with the Securities and Exchange Commission (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of my knowledge, I, Mary D. Cozza, hereby certify in my capacity as the Chief Financial Officer of the Company, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: August 16, 2004                          /s/ Mary D. Cozza
                                               ---------------------------------
                                               Mary D. Cozza
                                               Chief Financial Officer